UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2021

RigNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35003	76-0677208
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

15115 Park Row Blvd, Suite 300, Houston, Texas	77084-4947
(Address of principal executive offices)	(Zip Code)

(281) 674-0100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RNET	NASDAQ Global Select Market

Introductory Note

On April 30, 2021 (the “Closing Date”), pursuant to the Agreement and Plan of Merger, dated as of December 20, 2020 (the “Merger Agreement”), by and among RigNet, Inc., a Delaware corporation (“RigNet”), Viasat, Inc., a Delaware corporation (“Viasat”) and Royal Acquisition Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Viasat (“Acquisition Sub”), Acquisition Sub merged with and into RigNet, with RigNet continuing as the surviving corporation and a wholly owned subsidiary of Viasat (the “Merger”). The Merger became effective at the time (the “Effective Time”) of the filing of the certificate of merger with the Secretary of State of the State of Delaware on the Closing Date.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the closing of the Merger, on the Closing Date, RigNet terminated all outstanding commitments under that certain Third Amended and Restated Credit Agreement, dated as of November 6, 2017, among RigNet, as borrower, certain of RigNet’s subsidiaries party thereto as guarantors, Bank of America, N.A., as administrative agent, swingline lender and L/C issuer, BBVA Compass, as syndication agent, the lenders party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated as sole lead arranger and sole bookrunner (as amended, the “Credit Agreement”). In connection with the termination of the Credit Agreement, on the Closing Date, all outstanding obligations under the Credit Agreement were paid off in full, and all liens securing such obligations and guarantees of such obligations were released.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As discussed in the Introductory Note, at the Effective Time, RigNet completed the Merger. Pursuant to the terms of the Merger Agreement, at the Effective Time, each share of RigNet common stock, par value $0.001 per share (“RigNet common stock”) issued and outstanding immediately prior to the Effective Time was converted into the right to receive 0.1845 (the “Exchange Ratio”) fully paid and non-assessable shares of Viasat common stock, par value $0.0001 per share (“Viasat common stock”) plus the right to receive cash in lieu of any fractional shares of Viasat common stock (such cash in lieu of fractional shares, together with the Viasat common stock issuable in connection with the Merger, the “Merger Consideration”).

Additionally, at the Effective Time, Viasat (i) assumed each outstanding and unexercised RigNet option (“RigNet Option”) held by an individual who following the Effective Time is an employee of Viasat within the meaning of Form S-8, with such RigNet Options henceforth representing the right to purchase a number of shares of Viasat common stock on the same terms and conditions (including applicable vesting, exercise and expiration provisions) as applied to such RigNet Option immediately prior to the Effective Time (with the number of options and exercise price being adjusted based on the Exchange Ratio); and (ii) assumed each outstanding award of RigNet restricted stock units (“RigNet RSUs”) (other than as set forth in the next sentence) that is held by an individual who following the Effective Time is an employee of Viasat within the meaning of Form S-8 and that vests solely on the basis of continued employment or service (as opposed to performance vesting), with such RigNet RSUs henceforth representing a restricted stock unit award with respect to shares of Viasat common stock and otherwise remaining subject to the same vesting, settlement and other terms and conditions that applied to the underlying RigNet RSU immediately prior to the Effective Time, based on the Exchange Ratio. Certain RigNet RSUs accelerated in full and were settled in shares of RigNet common stock as of immediately prior to the Effective Time, which shares of RigNet common stock converted into shares of Viasat common stock at the Effective Time, as described above.

The issuance of shares of Viasat common stock to the former stockholders of RigNet was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 (File No. 333-252618), as amended, filed by Viasat with the Securities and Exchange Commission (the “SEC”) and declared effective on March 18, 2021 (the “Registration Statement”). The proxy statement/prospectus included in the Registration Statement contains additional information about the Merger, the Merger Agreement and the transactions contemplated thereby.

The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed with the SEC as Exhibit 2.1 to RigNet’s Current Report on Form 8-K filed on December 21, 2020, and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Effective Time, shares of RigNet common stock were listed and traded on The Nasdaq Global Select Market (“Nasdaq”) under the trading symbol “RNET.” In connection with the completion of the Merger, RigNet notified Nasdaq that each outstanding share of RigNet common stock was converted into the right to receive the Merger Consideration. At RigNet’s request, Nasdaq will file a notification of the removal from listing on Form 25 with the SEC with respect to the delisting of RigNet common stock and the deregistration of RigNet common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In addition, RigNet intends to file with the SEC a Form 15 requesting that the reporting obligations of RigNet under Sections 13(a) and 15(d) of the Exchange Act be suspended.

The information set forth under the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under the Introductory Note and Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth under the Introductory Note and Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the Effective Time, in connection with the consummation of the Merger and in accordance with the Merger Agreement, each member of RigNet’s board of directors resigned from and ceased serving on RigNet’s board of directors and any committees thereof. No director resigned as a result of any disagreement with RigNet on any matter relating to RigNet’s operations, policies or practices. The members of RigNet’s board of directors immediately prior to the Effective Time were James H. Browning, Gail Smith, Steven E. Pickett, Kevin J. O’Hara, Mattia Caprioli, Ditlef de Vibe, Kevin Mulloy, Keith Olsen and Brent K. Whittington.

In connection with the consummation of the Merger, Robert Blair and Shawn Duffy became directors of RigNet, effective as of the Effective Time.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time, (i) the certificate of incorporation of RigNet as the surviving corporation, as in effect immediately prior to the Effective Time, was amended and restated in its entirety as set forth in the form of certificate of incorporation of the surviving corporation set forth in the Merger Agreement and (ii) the bylaws of RigNet as the surviving corporation were amended and restated in their entirety to read as set forth in the bylaws of Acquisition Sub as in effect immediately prior to the Effective Time, except that the name of the surviving corporation set forth therein was changed to the name of RigNet, Inc.

The Amended and Restated Certificate of Incorporation of RigNet, Inc. is filed as Exhibit 3.1 hereto and incorporated by reference into this Item 5.03. The Amended and Restated Bylaws of RigNet, Inc. are filed as Exhibit 3.2 hereto and incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

2.1	Agreement and Plan of Merger, dated as of December 20, 2020, by and among Viasat, Inc., Royal Acquisition Sub, Inc. and RigNet, Inc. (incorporated herein by reference to Exhibit 2.1 to RigNet’s Current Report on Form 8-K filed on December 21, 2020.)†

3.1	Amended and Restated Certificate of Incorporation of RigNet, Inc.

3.2	Amended and Restated Bylaws of RigNet, Inc.

104	Cover Page Interactive Data File (embedded within the inline XBRL Document).

†	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGNET, INC.

By:	/s/ BRAD EASTMAN
Brad Eastman
Senior Vice President and General Counsel

Date: April 30, 2021